UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 27, 2024, Spectral Capital Corporation, a Nevada corporation (the “Company”, “we”, “our” or “us”) provided an extension of the Subscription Agreement (the “Subscription Agreement”) with Spark Market, LLC (“Subscriber”), a product of Mundial Financial, a FINRA registered broker dealer, that extended the previous Subscription Agreement entered into between the Parties and updated certain information.  The Subscription Agreement provides that the Subscriber may purchase up to 5,000,000 common shares of the Company at a per share purchase price of $3.00.  The Subscription Agreement originally was entered into on July 8, 2024 and expired on September 1, 2024.  The Company has elected to extend the original term of the Subscription Agreement for 90 days through November 30, 2024 and to update some associated representations by the Company.  The Subscription Agreement and the extension to the Subscription Agreement are attached as exhibits hereto.

On September 30, 2024, the Company provided an extension of the Subscription Agreement (the “Subscription Agreement”) with Ras al Khaimah Investment and Development Co LLC  (“RAKINI”) that extended the previous Subscription Agreement entered into between the Parties and updated certain information.  The Subscription Agreement provides that the Subscriber may purchase up to 6,000,000 common shares of the Company at a per share purchase price of $2.50.  The Subscription Agreement originally was entered into on August 23, 2024 and expired on September 22, 2024.  The Company has elected to extend the original term of the Subscription Agreement for another 30 days through October 22, 2024 and to update some associated representations by the Company.  The Subscription Agreement and the extension to the Subscription Agreement are attached as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement with SparkMarket LLC and Extension
10.5	Subscription Agreement with Ras al Khaimah Investment and Development Co LLC and Extension
99.1	Press Release issued by Spectral Capital Corporation on September 27, 2024
99.2	Press Release issued by Spectral Capital Corporation on September 30, 2024
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: October 1, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer